Exhibit 99.1

Company Presentation

March 2006

Disclaimer

Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets.  Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the
Company's Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I.             Overview

II.   Investment Strategy

III.   Financial Information

TABLE OF CONTENTS

Overview

Capital Trust

Largest dedicated commercial real estate subordinate debt investor in the US

Founded by Sam Zell and John Klopp in 1997

Originated $6.2 billion of investments since inception

Unparalleled track record

Less than 1.0% loss experience on the entire portfolio

Fully integrated internal management structure

Senior management averaging 18 years of experience

Expandable platform

OVERVIEW

OVERVIEW

CT Investment Management
Co., LLC (TRS)

100%

CT Mezzanine
Partners II LP

Unique Business Model

Balance Sheet

Net Interest Margin

Investment Management

Fee Income

CT Mezzanine
Partners III, Inc.

+

Capital Trust, Inc.

(NYSE: “CT”)

(Management Contracts)

Investment Manager

CDO Collateral Manager

Special Servicer

OVERVIEW

Recent Highlights

Dividend Activity

Paid Q4 ‘05 dividend of $0.60 per share (+9%) and a special dividend of
$0.20 per share

Investment Volume

2005 originations of $1.5 billion on balance sheet and for funds under management (through 12/31/05)

Efficient Capital Raising

Closed first Trust Preferred Securities offering (2/06): $50 million at 7.45%

Closed fourth CDO (3/06): $429 million at LIBOR/Swaps + 0.43%

Financial Performance (12/31/04 – 12/31/05)

Total assets increased by 77%

EPS (diluted) increased by 35%

Dividends increased by 32%

•

36.00
34.00
32.00
30.00
28.00
26.00
3/13
4/13
5/13
6/13
7/13
8/13
9/13
10/13
11/13
12/13
1/13
2/13
3/13
200
100
-
(000s)

CAPITALTRUST

NYSE: CT

Share Price (Close)

Current (3/13/06)                                $32.82

High (5/31/05)                                      $34.97

Low (10/11/05)                                    $28.87

Valuation Metrics

                                                 CT          Peers (1)

Price/Book                1.5x         1.5x

P/E TTM                 11.4x       12.4x

Div. Yield (2)               7.3%        8.9%

Daily Volume

Average (3/13/05-3/13/06)           32,377

Trailing 12-Month Performance

3Q’ 05 Div.

Note:

(1) Peer group includes iStar Financial Inc., Anthracite Capital Inc., Newcastle Investment Corp., Arbor Realty Trust, Gramercy Capital Corp.,
      RAIT Investment Trust, NorthStar Realty Finance Corp., Capital Lease Funding Inc., JER Investors Trust Inc. and CapitalSource, Inc.

(2) Last quarter dividend annualized.  CT dividend excludes special dividend of $0.20 per share distributed in Q4 ’05.

2Q’ 05 Div.

1Q’ 05 Div.

OVERVIEW

4Q’ 05 Div.

OVERVIEW

Growth Strategy

Continue to grow balance sheet assets

Continue to grow investment management business through the sponsorship of additional funds

Create the most efficient capital structure through the use of CDOs and other structured products

Expand our franchise

Incubate and/or acquire complementary balance sheet and investment management businesses

Lending/Investing

Asset Management

Administration

Finance

Capital Markets

CEO, John Klopp

Board of Directors

Sam Zell

Thomas Dobrowski

Martin Edelman

Craig Hatkoff

Edward Hyman

John Klopp

Henry Nassau

Josh Polan

Lynne Sagalyn

OVERVIEW

38 Professionals

CFO, Geoffrey Jervis

COO, Stephen Plavin

Seasoned Management Team

Investment Strategy

1995
U.S. Commercial Real Estate Debt Market:
$1.0 Trillion

Other
8%
Banks
42%
Savings & Loans
11%
Agency & Govt Pools
13%
Life Ins. Cos.
20%
CMBS ($65B)
6%

2005
U.S. Commercial Real Estate Debt Market:
$2.6 Trillion

Other
6%
Banks
43%
Savings & Loans
7%
Agency & Govt
Pools
13%
Life Ins. Cos.
10%
CMBS ($553B)
21%

CAPITAL TRUST

Note:

(1) Source: Federal Reserve Data.

INVESTMENT STRATEGY

A Large and Dynamic Market

CMBS has taken a larger share of a growing market

Market Growth 3x

CMBS Growth 9x

Historical US CMBS Issuance
Annual Issuance ($ billions)
Cumulative Issuance ($ billions)
180
170
160
150
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
780
720
660
600
540
480
420
360
300
240
180
120
60
0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Fixed Rate
Floating Rate
Cumulative US CMBS

CAPITALTRUST

INVESTMENT STRATEGY

Growth of Securitization

Record issuance of $169 billion in 2005

(1)

Equity

1st Mortgage

Traditional

Early Stage

A Note

Equity

Mezzanine

Current

Equity

IG CMBS

Equity

Multiple Tranches of

Subordinate CMBS, B Notes,

Mezzanine Loans and

Preferred Equity

Evolving Capital Structure

INVESTMENT STRATEGY

Equity

Senior B Note

Junior B Note

Junior Mezzanine

Senior Mezzanine

L + 125 to 200 bps

L + 200 to 325 bps

L + 300 to 400 bps

L + 400 to 1000+ bps

INVESTMENT STRATEGY

Relative Value

AAA to A

CMBS

BBB

B

BB

NR

AAA to A

CMBS

BBB

Equity

Gross

Unleveraged Returns

Gross

Unleveraged Returns

L + 15 to 50 bps

L +  80 to 125 bps

S + 200 to 450 bps

S + 550 to 800 bps

S + 1300 to 1600+ bps

S +  25 to 65 bps

S +  85 to 175 bps

Floating Rate

$32 Billion 2005

Fixed Rate

$137 Billion 2005

IG CDO
Notes

CDO Equity

Below IG CDO
Notes

INVESTMENT STRATEGY

Collateralized Debt Obligation Model

Mezzanine Loans

B Notes

Subordinate CMBS

Sold to 3rd Parties

Retained by
Capital Trust

Capital Trust RE CDO 2004-1

$324 million of collateral / Reinvesting

Capital Trust RE CDO 2005-1

$338 million of collateral / Reinvesting

CT CDO III (CMBS only)

$341 million of collateral / Static

CT CDO IV (CMBS, Mezz and B Notes)

$489 million of collateral / Static

Capital Trust RE CDO 2004-1

$253 million: L + 0.62% / 1.04%

Capital Trust RE CDO 2005-1

$299 million: L + 0.49% / 0.71%

CT CDO III

$270 million:  5.17% / 5.25%

CT CDO IV

$429 million: L/S + 0.43% / 0.55%

INVESTMENT STRATEGY

Competitive Advantages

Investment Origination

Broad Network/Established Relationships

Structural Creativity and Flexibility

Quick Turnaround/Certainty of Closing

Transaction Execution

Credit Underwriting Expertise

Financial Structuring Experience

Proven Process

Capital Access and Structuring Expertise

Equity Sources

Debt Sources

Unparalleled Track Record

Senior Debt Provided by

Bank of America

Sotheby’s Building

New York, NY

$235 Million

Senior Debt Provided by

Nomura

401 East Ocean

Boulevard

Long Beach, CA

$14 Million

Senior Debt Provided by

Merrill Lynch

GGP

Portfolio

Nationwide

$1 Billion

Senior Debt Provided by

IXIS Real Estate
Capital

Sea-Tac Embassy

Suites Hotel

Tukwila, WA

$20 Million

Senior Debt Provided by

JPMorgan Chase

DRA/KIMCO

Portfolio

Nationwide

$167 Million

Senior Debt Provided by

Wachovia

Radisson Lexington

Hotel

New York, NY

$150 Million

Senior Debt Provided by

Bear Stearns

and Wachovia

Wyndham Acquisition

Nationwide

$3 Billion

Senior Debt Provided by

Lehman Brothers

Kaminski Office

Portfolio

Minneapolis, MN

$105 Million

Senior Debt Provided by

Morgan Stanley

and Wells Fargo

PHOV Hotel Portfolio

Nationwide

$290 Million

Senior Debt Provided by

CSFB

375 Park Avenue

New York, NY

$325 Million

Senior Debt Provided by

Eurohypo

Stratford Square

Mall

Bloomingdale, IL

$75 Million

Senior Debt Provided by

Greenwich Capital

Tulsa Promenade

Tulsa, OK

$33 Million

Senior Debt Provided by

Goldman Sachs and

Greenwich Capital

Mervyn’s Portfolio

Nationwide

$800 Million

Senior Debt Provided by

GMACCM

3 Bethesda

Metro Center

Bethesda, MD

$75 Million

INVESTMENT STRATEGY

Senior Debt Provided by

Morgan Stanley

Sawgrass Mills

Expansion

Sunrise, FL

$74 Million

Origination

Originators

Asset Mgmt.

Approval

Underwriting

Due Diligence

Senior Lenders

Borrowers

Brokers

Deal Team

Business

Credit Team

Finance/Capital

Markets Team

Legal

Structure

Investment

Committee

Board

of Directors

Credit

Providers

Partners

Asset Mgmt. Team

Credit Team

Finance/Capital

Markets Team

Legal

Deal Team

INVESTMENT STRATEGY

Investment Process

Partners

INVESTMENT STRATEGY

Risk Management Principles

Create diversified portfolios

Asset category, property type and geographic market

Prudently employ leverage

Enhance returns

Increase the size and diversity of the portfolios

Manage a matched book

Control asset/liability mix (index & duration)

Use derivative instruments to hedge interest rate exposure

Maintain the liquidity necessary to hold and protect investments

Financial Information

Capital Trust, Inc.

12/31/05

Assets                 $1,558

Liabilities        $1,219

Equity                $339

CT Investment

Management

Co., LLC (TRS)

(100% owned)

(Management Contracts)

CT Mezzanine

Partners II LP

12/31/05

Assets                          $63

Liabilities                   $39

Equity                          $24

(4.7% owned)

(5.9% owned)

III - 1

Net Interest Margin

Base and Incentive

Management Fees

FINANCIAL INFORMATION

($ millions)

CT Mezzanine

Partners III, Inc.

12/31/05

Assets                        $464

Liabilities                 $299

Equity                       $165

III - 2

FINANCIAL INFORMATION

Assets ($000s)

Assets

        Cash

        Loans

        CMBS

        Fund Investments

        Total Return Swap

        Interest Rate Hedge (Swap)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Other

Total Liabilities

Common Equity

12/31/05

$26,238

990,142

         487,970

14,301

4,000

2,273

        32,606

$1,557,530

        $369,751

823,744

      25,185

$1,218,680

$338,850

CMBS

Issues/Bonds:                     29/45

Face Value:                  $526,600

Variable/Fixed:        20% / 80%

GAAP Yield:                   6.84%

WAL:                             6.4 years

“Average” Rating:                BB

Fund Investments         $Value

Fund II                                  $1,970

Fund III                                   7,754

Capitalized Costs              4,577

Total                                   $14,301

Loans

# of Loans:                               76

Face:                              $987,200

Variable/Fixed:       83% / 17%

GAAP Yield:                    8.04%

WAL:                                     2.50

WALTV:                              70%

NOI Yield:                     11.96%

Notes:

(1)

Excludes one $3,038 NPL.

(2)

GAAP Yield multiplied by book balance equates to GAAP income for the asset.

(1)

(2)

(2)

(1)

Total Return Swap

$20 million synthetic interest

Receive L+13.75% on $4 million

Interest Rate Hedge (Swap)

$184 million notional

Pay 4.53% and receive LIBOR

Property Type
CMBS
32.5%
Other
3.9%
Retail
13.0%
Office
24.0%
Hotel
20.5%
Multi-Family
6.0%
Office
Multi-Family
Hotel
Retail
CMBS
Other

Investment Type
Mezz
23.3%
B-Note
38.8%
Other
0.3%
1st MTGE
4.7%
CMBS
Mezz
B-Note
CMBS
1st MTGE
Other

Location
MW
3.7%
SW
11.1%
NW
3.1%
SE
4.8%
NE
14.7%
Various
60.5%
NE
SE
NW
SW
MW
Various

CAPITALTRUST

III - 3

FINANCIAL INFORMATION

Portfolio Breakdown

Notes:

(1)

Capital Trust portfolio as of 12/31/05.

Assets

        Cash

        Loans

        CMBS

        Fund Investments

        Total Return Swap

        Interest Rate Hedge (Swap)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Other

Total Liabilities

Common Equity

12/31/05

$26,238

          990,142

         487,970

14,301

4,000

2,273

        32,606

$1,557,530

        $369,751

823,744

      25,185

$1,218,680

$338,850

Liabilities and Equity ($000s)

III - 4

FINANCIAL INFORMATION

Secured Debt

$775 million of committed credit facilities

Multiple providers (Morgan Stanley, Goldman
Sachs, Bear Stearns, Liquid Funding, Bank of
America, Commerz Bank)

Coupon: LIBOR + 35 bps to LIBOR + 200 bps

GAAP Cost of Funds: 5.57%

Collateralized Debt Obligations

Investment grade CDO Notes sold

Non-recourse, non-mark-to-market, term and
index-matched

CDO I & II: weighted average coupon of L +
0.55%, all-in cost L + 0.87%

CDO III: cash cost 5.17%, all-in cost 5.25%

Common Equity

15.3 million shares outstanding(1)

Book value per share: $21.91

15% owned by officers & directors

Notes:

(1)

Includes in-the-money options and warrants as of 12/31/05.

CT Investment

Management

Co., LLC (TRS)

CT Mezzanine

Partners II LP

12/31/05

Assets                      $63

Liabilities                $39

Equity                      $24

III - 5

FINANCIAL INFORMATION

Investment Management

$1.2 billion of investments

Investment period expired

1.3% mgmt. fee per annum

20% of profits after 10% pref. return
and 100% return of capital
(50%/50%, CT/Citi)

($ millions)

(Management Contracts)

CT Mezzanine

Partners III, Inc.

12/31/05

Assets                    $464

Liabilities              $299

Equity                    $165

$1.2 billion of investments

Investment period expired

1.4% mgmt. fee per annum

20% of profits after 10% pref. return
and 100% return of capital
(62.5%/37.5%, CT/Citi)

$1.5 billion of equity raised in three funds to date

(CT: 4.7%)

(CT: 5.9%)

Portfolio Net Interest Margin

        Interest Income

        Interest Expense

        Net Interest Margin

Other Revenue

        Fund Management Fees

        Fund Investment Income

        Other

        Subtotal

Other Expenses

        G&A

        D&A

        Subtotal

        Income Taxes

Net Income

Net Income per share (diluted)

Dividends per share

12/31/05

$28,841

13,521

15,320

          980

613

5,130

6,723

        5,554

277

5,831

        102

$16,314

$1.06

$0.80

Income Statement ($000s)

FINANCIAL INFORMATION

III - 6

3 Months Ended

(

)

12/31/05

$86,200

37,229

48,971

          13,124

222

5,504

18,406

        21,939

1,114

23,053

         213

$44,111

$2.88

$2.45

12 Months Ended

(

)

(

)

(

)

Notes:

(1)

Includes  regular dividend of  $0.60 per share and special dividend of $0.20 per share.

(1)

FINANCIAL INFORMATION

III - 7

Conclusion

Dominant franchise in an attractive/growing market niche

Organic growth through:

Balance sheet investments – net interest margin

Assets under management – base and incentive management fees

Stable capital structure through the use of CDOs and other structured products

Expandable platform:

Other real estate strategies

Specialty finance/structured products